Exhibit 10.6

                               THIRD AMENDMENT TO
            AMENDED AND RESTATED REVOLVING CREDIT/TERM LOAN AGREEMENT


         THIS THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT/TERM LOAN AGREEMENT ("Amendment") is made and dated as of May 31, 2003, by and between SUNTRUST BANK, A Georgia banking corporation ("Lender"), and COMMUNITY BANKSHARES, INC., A Georgia corporation ("Borrower"). Capitalized terms not otherwise defined herein are defined in ARTICLE 1 OF THE Prior Loan Agreement referred to below.

                                R E C I T A L S
                                ---------------

         A. Borrower and Lender are parties to that certain Amended an Restated Revolving Credit/Term Loan Agreement dated as of July 31, 2000 (the "Prior Loan Agreement"), pursuant to which Borrower has obtained a Loan from Lender.

         B. Borrower and Lender agreed to certain modifications to the Prior Loan Agreement upon the terms and conditions set forth in that certain Amendment to Amended and Restated Revolving Credit/Term Loan Agreement dated as of June 8, 2001 ("First Amendment") and that certain Second Amendment to Amended and Restated Revolving Credit/Term Loan Agreement dated as of May 1, 2002 ("Second Amendment") (the First Amendment and Second Amendment referred to herein as the "Amendments").

         C. Borrower desires to make certain further modifications to the Prior Loan Agreement.

         D. In order to accommodate Borrower's request, Lender has agreed to such modifications to the Prior Loan Agreement, as amended by the Amendments, upon the terms and conditions set forth herein.

         ACCORDINGLY, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         1. The definitions of "Revolving Maturity Date" and "Total Non-Performing Assets" in Section 1.01 "Defined Terms" of ARTICLE I DEFINITIONS AND ACCOUNTING TERMS of the Prior Loan Agreement are hereby deleted in their entirety and the following definitions are inserted in their place:

                  "Revolving Maturity Date" means June 30, 2004.

                  "Total Non-Performing Assets" means the sum of (i) all loans that are at least 90 days past due, (ii) all non-accrual loans, (iii) all restructured loans and (iv) all other real estate owned.

       2. Section 7.01 "Capital Expenditures" of ARTICLE VII FINANCIAL COVENANTS of the Prior Loan Agreement is hereby deleted in its entirety and the following new Section inserted in its place:

                  SECTION 7.01. [Intentionally Omitted].

       3. Section 7.03 "Return on Assets" of ARTICLE VII FINANCIAL COVENANTS of the Prior Loan Agreement is hereby deleted in its entirety and the following new
Section is inserted in its place:

                  SECTION 7.03. RETURN ON ASSETS. Income from operations after taxes, divided by average assets, on a consolidated basis shall not be less than: (i) from the effective date hereof through December 31, 2003, seven-tenths of one percent (0.70%); and (ii) from January 1, 2004 until the Revolving Maturity Date, eighty-five hundredths of one percent (0.85%).

       4. Section 7.04 "Return on Equity" of ARTICLE VII FINANCIAL COVENANTS of the Prior Loan Agreement is hereby deleted in its entirety and the following new
Section inserted in its place:

                  SECTION 7.04 [Intentionally Omitted].

       5. Section 7.07 of ARTICLE VII FINANCIAL COVENANTS of the Prior Loan Agreement is hereby deleted in its entirety and the following new Section inserted in its place:

                  SECTION 7.07. RESERVES TO TOTAL LOANS. The Borrower and its Subsidiaries shall maintain on a consolidated basis at all times reserves equal to or greater than the greater of (i) one and forty-five one hundredths percent (1.45%) of total loans (net of unearned income), or (ii) the minimum amount required by its primary regulator.

       6. Section 7.08 "Reserves" of ARTICLE VII FINANCIAL COVENANTS of the Prior Loan Agreement is hereby deleted in its entirety and the following Section is inserted in its place:

                  SECTION 7.08. RESERVES TO TOTAL NON-PERFORMING ASSETS. The Borrower and its Subsidiaries shall maintain on a consolidated basis at all times a ratio of (i) reserves plus Tier 1 Capital to (ii) Total Non-Performing Assets in an amount equal to or greater than six hundred twenty-five percent (625%).

       7. Section 7.09 "Asset Quality" of ARTICLE VII FINANCIAL COVENANTS of the Prior Loan Agreement is hereby deleted in its entirety and the following Section is inserted in its place:

                  SECTION 7.09. ASSET QUALITY. The Borrower and its Subsidiaries shall maintain on a consolidated basis at all times a ratio of Total Non-Performing Assets divided by total loans (net of unearned income) plus other real estate owned in an amount equal to or less than two and two tenths percent (2.2%).

       8. Section 7.10 "Consolidated Tangible Equity" of ARTICLE VII FINANCIAL COVENANTS of Prior Loan Agreement is hereby deleted in its entirety and the following section is inserted in its place:

                  SECTION 7.10 CONSOLIDATED TIER I CAPITAL. Consolidated Tier I Capital for Borrower and its Subsidiaries shall be equal to or greater than $60,000,000.00.

       9. Section 7.11 "Consolidated Tangible Equity to Total Assets" of ARTICLE VII FINANCIAL COVENANTS of the Prior Loan Agreement is hereby deleted in its entirety and the following section is inserted in its place:

                  SECTION 7.11 CONSOLIDATED TIER I CAPITAL TO TOTAL ASSETS. The Borrower and its Subsidiaries shall maintain on a consolidated basis at all times a ratio of Tier I Capital to Average Total Assets for Leverage Capital Purposes in an amount equal to or greater than 8%. For the purposes of this definition, "Average Total Assets for Leverage Capital Purposes" shall mean the amount identified as such on page 27, line 27 of Schedule HC-R of the Borrower and its Subsidiaries' most recent Consolidated Financial Statements for Bank Holding Companies (FRY-9C) (or such successor designation as may be instituted by the appropriate regulatory authority).

      10. ACKNOWLEDGMENT OF OUTSTANDING LOANS. Borrower hereby acknowledges, certifies and agrees that pursuant to the Prior Loan Agreement, Borrower's obligation to pay the outstanding Loan is not subject to any defense, claim, counterclaim, setoff, right of recoupment, abatement or other determination; and the Loan is and shall continue to be governed and secured by the terms and provisions of the Prior Loan Agreement as amended by the First Amendment, the Second Amendment and this Amendment.

      11. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies and affirms each of the Loan Documents in their entirety, and acknowledges and agrees that
(i) the Loan Documents are in full force and effect, (ii) all representations and warranties contained therein are true and correct on and as of the date hereof, (iii) Borrower is in full compliance with all covenants and agreements established thereunder, (iv) no Event of Default exists thereunder and (v) the Loan Documents are legal, valid and binding obligations of Borrower and are enforceable by Lender, against Borrower in accordance with their respective terms.

      12. COUNTERPARTS. This Amendment may be signed in one or more counterpart copies, each of which constitutes an original, but all of which, when taken together, shall constitute one agreement binding upon all of the parties hereto.

      13. GOVERNING LAW, ETC. This Amendment shall be governed by and construed in accordance with the applicable terms and provisions of ARTICLE IX MISCELLANEOUS of the Prior Loan Agreement, which terms and provisions are incorporated herein by reference.

      14. NO OTHER MODIFICATIONS. Except as hereby amended, no other term, condition or provision of the Prior Loan Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation.

                IN WITNESS WHEREOF, the parties have executed and delivered this Amendment under seal as of the date first above written.

                                           BORROWER:

                                           COMMUNITY BANKSHARES, INC.

                                           By:  /s/ J. Alton Wingate
                                              --------------------------------
                                              J. Alton Wingate
                                              Title: CEO
                                                    --------------------------

                                          And:  /s/ Harry L. Stephens
                                              --------------------------------
                                              Harry L. Stephens
                                              Title:  EVP & CFO
                                                    --------------------------

                                          LENDER:

                                          SUNTRUST BANK, a Georgia banking
                                          corporation

                                          By: /s/ James E. Roundtree
                                              --------------------------------
                                              James E. Roundtree
                                              Title: GROUP VP
                                                    --------------------------
                                         And:  /s/
                                              --------------------------------
                                              [name]
                                              Title: FIRST VP
                                                    --------------------------